Third Quarter 2003 Performance Review October 23, 2003

Certain statements made in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the Company's future plans, objectives, and expected performance. The Company cautions readers that any such forward- looking statements are based on assumptions that the Company believes are reasonable, but are subject to a wide range of risks, and actual results may differ materially. Important factors that could cause actual results to differ include, but are not limited to, the extent to which the Company is successful in integrating the Aeronautical Systems businesses and achieving operating synergies; the nature, and extent and timing of the Company's proposed restructuring and consolidation actions and the extent to which the Company is able to achieve savings from these actions, as well as other factors discussed in the Company's filings with the Securities and Exchange Commission, including in the Company's Annual Report on Form 10-K for the year ended December 31, 2002. The Company cautions you not to place undue reliance on the forward-looking statements contained in this presentation, which speak only as of the date on which such statements were made. The Company undertakes no obligation to release publicly any revisions to these forward- looking statements to reflect events or circumstances after the date on which such statements were made or to reflect the occurrence of unanticipated events. Forward Looking Statements

3Q 2003 Financial and Operational Overview

Recent Significant Developments Full year 2003 cash flow from operations expected to be in excess of $450 million Full year sales expected around mid-point of $4.3 - $4.4 billion range EPS outlook $0.85 - $0.95, including $0.52 from discontinued operations and the cumulative effect of change in accounting Management succession plan complete Completed $63 million QUIPS redemption on October 6, 2003 Several new commercial and military contracts announced Military business continues to grow, and Goodrich remains in a solid position to capitalize on the expected recovery of the commercial aerospace market

(Dollars in Millions, excluding EPS) 3rd Qtr 2003 3rd Qtr 2002 Change Sales $1,064 $856 $208 Segment operating income $118 $110 $8 - % of Sales 11.1% 12.8% (1.7%) Income - Continuing operations - Net income $34 $34 $45 $46 ($11) ($12) Diluted EPS - Continuing operations - Net income $0.29 $0.29 $0.44 $0.45 ($0.15) ($0.16) Third Quarter 2003 - Financial Summary

Third Quarter 2003 - Financial Change Analysis (Dollars in Millions) (Dollars in Millions) Item Sales Income from Continuing Operations Diluted EPS Third Quarter 2002 $856 $45 $0.44 Inclusion of Aeronautical Systems sales, lower legacy Goodrich sales - less profitable mix and other items $208 ($4) ($0.03) Higher pension expense ($9) ($0.07) Lower facility closure and headcount reduction actions $1 $0.01 Third Quarter 2002 Aerostructures loss provisions/reserve reversal $13 $0.11 Lower payment-in-kind (PIK) income ($9) ($0.07) Higher interest expense/Corp. G&A/share dilution/other ($3) ($0.10) Third Quarter 2003 $1,064 $34 $0.29

Sales Trends Q1 2002 Q2 2002 Q3 2002 Q4 2002 Q1 2003 Q2 2003 Q3 2003 GR 896 900 856 893 844 831 823 264 250 264 241 Aeronautical Systems Sales ($ in Millions) Note: All sales restated to reflect discontinued operations

Summary Cash Flow Information Item (Dollars in Millions) 3rd Qtr 2003 First Nine Months 2003 Net income $34 $78 Net restructuring ($10) $92 Depreciation and Amortization $55 $164 Working Capital - (increase)/decrease ($11) ($32) Gain on Discontinued Operations -- ($63) Income taxes, other $61 $107 Cash Flow from Operations $129 $346 Cash Payments for Restructuring ($17) ($38) Capital Expenditures ($28) ($75)

Debt Retirement Progress Since Acquisition of Aeronautical Systems 10/1/02 Proforma 12/31/2002 3/31/2003 6/30/2003 9/30/2003 Net Debt 2893 2487 2075 1994 1949 Cash 146 150 186 268 326 $ in Millions Gross Debt + QUIPS $3,039 Gross Debt + QUIPS $2,637 Gross Debt + QUIPS $2,261 Net Debt + QUIPS $2,893 Net Debt + QUIPS $2,487 Net Debt + QUIPS $2,075 Cash $146 Cash $150 Cash $186 Gross debt + QUIPS reduced $764M or 25%; Net debt + QUIPS reduced $944M or 33% Gross Debt + QUIPS $2,262 Net Debt + QUIPS $1,994 Cash $268 Gross Debt* $2,275 Net Debt* $1,949 Cash $326 * Goodrich adopted FAS 150 effective 7/1/03. QUIPS are now classified as debt, prior periods include the QUIPS, combined with debt, for purposes of comparability

Cash Flow from Operations ($ M) Actual 2000 168 2001 383 2002 539 Est. 2003 346 99 Cash Flow from Operations 2003 Cash Flow Current Estimates: Cash flow from operations in excess of $450 million Including $50M - $60M cash payments for facility closures and headcount reductions Capital Expenditures between $120M - $140M Incentive systems aligned with goal Continue debt reduction New program investments continued No plans to change dividend Generate Cash Flow Note: 2000 - 2002 have not been restated to reflect Avionics and PRS as discontinued operations 1st Nine Months 2003 $346 Est. 2003 - Greater than $450M

Sales by Market Channel

Boeing Airbus Commercial A/C Aftermarket Regional, Business & Military O Military Other Heavy Maintenance East 305 484 825 383 958 187 110 Sales by Market Channel Large Commercial Aircraft Aftermarket 25% Regional, Business & General Aviation OE & Aftermarket 12% Boeing Commercial OE 9% Airbus Commercial OE 15% Military & Space, OE & Aftermarket 30% IGT & Other 6% Heavy Airframe Maintenance 3% 1st Nine Months 2003 Sales - $3,253 M OE AM OE AM Balanced business mix - about 45% aftermarket

Outlook

Expectations for Goodrich 2003 Sales Sales by Market Channel Pro-forma 2002 Sales* Mix Average Expected Growth Average Expected Growth Sales by Market Channel Pro-forma 2002 Sales* Mix 2nd Quarter 2003 3rd Quarter 2003 Military and Space - OE and Aftermarket 26% Approx. 10% Approx. 10% Boeing and Airbus - OE Production 25% (Approx. 15%) (Approx. 15%) Large Commercial Aircraft - Aftermarket 25% (5 - 10%) (5 - 10%) Regional, Business & General Aviation - OE and Aftermarket 13% OE - Down slightly; Aftmkt. - slightly up OE - Down slightly; Aftmkt. - approx. flat Other - including IGT 7% (10%) (10%) Heavy Airframe Maintenance 4% (>25%) (>25%) Goodrich Total - Sales Expectations $4.6B $4.3 - $4.4B $4.3 - $4.4B * Pro-forma sales, including full year contribution of Aeronautical Systems, excluding discontinued operations. $3,809M as reported, plus $756M for Aeronautical Systems during first 9 months of 2002.

2003 Financial Outlook Actual 2002* 2003 Outlook Sales $3.9B $4.3 - $4.4B (around mid-point) Diluted earnings (loss) per share Continuing operations $1.57 $0.33 - $0.43 Discontinued operations ($0.09) $0.52 Cumulative effect of change in accounting ($0.34) -- Diluted E.P.S. - Net Income $1.14 $0.85 - $0.95 Cash flow from Operations $539M > $450M Including: Cash outflow for facility closures and headcount reductions ($55M) ($50 - $60M) Capital Expenditures ($107M) ($120 - $140M) * Actual 2002 results have not been restated to reflect Avionics and PRS as discontinued operations.

2004 Outlook - Current Expectations Key Market Trends - 2004 versus 2003 Commercial Aircraft OE deliveries - decline slightly Global available seat miles (ASMs) - grow 3% - 5% Military and space - grow at about the same levels experienced in 2003 Current Expectations - compared to 2003 expectations Sales - low single-digit growth Segment operating margins - grow faster than sales Selected Corporate and other expenses - increase $20 - $25 million

2004 Outlook - Items Currently Being Evaluated Key Variables - 2004 versus 2003 External market trends, primarily for aftermarket Further facility closure and headcount reduction actions Debt retirement strategies Potential tax law changes New program investments Potential accounting changes Pension plan asset market value at 12/31/03, discount rates and long-term return expectations More specific company financial outlook to be provided as part of full-year results - early 2004, when more clarity is available

Summary - Goodrich Attributes and Actions Top tier aerospace supplier Diversified, balanced business mix Proprietary, flight critical products Strong cash flow Taking aggressive actions to align cost structure with current demand Experience managing operations in challenging markets Focused on Aeronautical Systems integration and turnaround Committed to maintaining a conservative financial profile and investment grade ratings All reporting and outlooks only on a GAAP basis Focused on what we can control

What Investors Should Expect from Goodrich Continued commitment to integrity Transparency of financial results and disclosure No significant acquisitions Reduce leverage to target levels Focused on the business "Blocking and Tackling" Cash flow Margin improvement Aeronautical Systems integration Working capital management New product development Continue investing in new products and systems Accountable to all stakeholders